Supplement dated December 2, 2002
                  to the Statement of Additional Information of

                             USAllianz Advantage TM
                             USAllianz Valuemark IV(R)
                                Dated May 1, 2002
                            USAllianz Opportunity TM
                            Dated September 27, 2002

                                    ISSUED BY
                  Preferred Life Insurance Company of New York
                        Preferred Life Variable Account C


This supplement updates certain information contained in the Statement of Additional Information (SAI) and should be attached to the SAI and retained for future reference.

The information regarding insurance company ratings that appears in the "Insurance Company" section of the SAI is deleted in its entirety and replaced with the following:

RATINGS AGENCIES


We receive ratings from the independent rating agencies of A.M. Best and Moody's. A.M. Best and Moody's rate insurance companies for their financial strength. These agencies evaluate the financial soundness and claims-paying ability of insurance companies based on a number of different factors. This information does not relate to the management or performance of the subaccounts of the Separate Account. This information relates only to our general account and reflects our ability to make Annuity Payments and to pay death benefits and other distributions from the Contract. For detailed information on the current agency ratings given to Preferred Life and on the rating categories that have been established by the agencies, contact your registered representative.


                                                                    SAI-002-1102